Exhibit 10.24

BAUSCH HEALTH COMPANIES INC.

2150 St. Elzéar Blvd. West

Laval, Québec, Canada H7L 4A8

March 30, 2022

Bausch + Lomb Corporation

400 Somerset Corporate Blvd

Bridgewater, NJ 08807, USA

Attention: General Counsel

Solta Medical Corporation

520 Applewood Crescent

Vaughan, Ontario, Canada L4K 5X3

Attention: General Counsel

Re: Potential Separation of Solta Medical

Reference is made to (i) Master Separation Agreement, dated as of March 30, 2022 (as it may be modified in accordance with its terms, the “B+L MSA”), by and between Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia, Canada (“BHC”), and Bausch + Lomb Corporation, a company incorporated under the laws of Canada (“B+L”), and (ii) the draft form of Master Separation Agreement (as it may be modified, the “Solta MSA”), by and between Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia, Canada (“BHC”), and Solta Medical Corporation, a corporation incorporated under the British Columbia Business Corporation Act (“Solta”).

As the parties hereto are aware, BHC has previously announced its intention to (i) separate its global aesthetic medical device business (the “Solta Business”) from its other businesses and (ii) separate its global eye health products business (the “B+L Business”) from its other businesses. In the event BHC enters into definitive documentation with respect to any transaction or series of transactions pursuant to which it effectuates the separation by way of an initial public offering, listing, spin off, split off or any other similar transaction (or combination of any of the foregoing) of the entities that hold the Solta Business (such entities, the “Solta Entities”), then, prior to or concurrently with the entry into such documentation, Solta (or applicable subsidiaries thereof) shall enter into the B+L MSA and/or any applicable Ancillary Agreements (as defined in the B+L MSA), including the Transition Services Agreement (as defined in the B+L MSA) with respect to the rights and obligations of BHC thereunder applicable to the Solta Entities or the Solta Business such that any such rights and obligations shall become rights and obligations directly between Solta (or other Solta Entities) and B+L (or other B+L Entities). In addition, the parties will discuss, in good faith and acting reasonably, whether B+L (or other entities that hold the B+L Business (such entities, together with B+L, the “B+L Entities”) should enter into the Solta MSA and/or any applicable Ancillary Agreements (as defined in the Solta MSA) such that any rights and obligations of BHC and Solta thereunder, to the extent the more appropriate counterparty with Solta is B+L (or another B+L Entity, as applicable) shall become rights and obligations directly between Solta (or other Solta Entities) and B+L (or other B+L Entities). In such event, the parties will negotiate appropriate modifications to the B+L MSA, the Solta MSA, and/or any applicable Ancillary Agreements, if necessary, in good faith for the purpose of causing the applicable entities to be so bound.

This letter agreement will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflict of laws principles that would result in the application of the law of any other state. Sections 11.2 (Governing Law), 11.4 (Third-Party Beneficiaries), 11.5 (Notices),

11.6 (Severability), 11.10 (Headings), 11.13 (Specific Performance), 11.14 (Amendments) and 11.18 (Mutual Drafting) of the B+L MSA are hereby incorporated herein by reference, mutatis mutandis. This letter agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This letter agreement may be executed and delivered by facsimile or PDF and upon such delivery, a copy of the signature will be deemed to have the same effect as if the original signature had been delivered to the other parties.

If the foregoing accurately memorializes an agreement to the matters described above, please sign below.

[Signature page follows]

Agreed and acknowledged as of
the date first written above:

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Thomas J. Appio
Name: Thomas J. Appio
Title: Chief Executive Officer, Pharma Business

Agreed and acknowledged as of
the date first written above:

BAUSCH + LOMB CORPORATION

By:	/s/ Joseph C. Papa
Name: Joseph C. Papa
Title: Chief Executive Officer

Agreed and acknowledged as of
the date first written above:

SOLTA MEDICAL CORPORATION

By:	/s/ Judah Bareli
Name: Judah Bareli
Title: General Counsel

[Signature Page to Solta Side Letter]